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                                                                    EXHIBIT 23.2


                        CONSENT OF INDEPENDENT AUDITORS

     As independent auditors, we hereby consent to the use of our report dated October 7, 1996, and to the reference to our firm under the caption "Experts" included in or made a part of this Post-Effective Amendment No. 1 to the Registration Statement on Form SB-2 File No. 333-22727.


                                            /s/ ARSEMENT, REDD & MORELLA, L.L.C.

                                                ARSEMENT, REDD & MORELLA, L.L.C.

July 9, 1998